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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 16, 2004



                                  PREVIO, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



      000-20095                                           95-3825313
(Commission File No.)                          (IRS Employer Identification No.)


          PMB #342, 5620 Paseo Del Norte, Suite 127 Carlsbad, CA 92008
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (858) 342-9874

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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On August 16, 2004, Previo, Inc. ("Previo") announced that the Delaware Court of Chancery approved its petition to make an interim liquidating distribution of $.10 per outstanding share of common stock to its stockholders of record on the Company's final record date, which was September 25, 2002.

         A copy of the press release isssued by Previo is filed herewith as
Exhibit 99.1, and is incorporated by reference herein in its entirety.





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99.1 Press Release issued August 16, 2004 announcing approval to make an interim distribution to stockholders.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                       PREVIO, INC.


Dated:  August 16, 2004                By:    /S/ CLIFFORD FLOWERS
                                          --------------------------------------
                                              Clifford Flowers
                                              President, Chief Financial Officer
                                              and Secretary




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                                  EXHIBIT INDEX

         99.1 Press Release issued August 16, 2004 announcing approval to make an initial distribution to stockholders.






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